SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 02549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  December 31, 1995




                        Montgomery Ward Holding Corp.
            (Exact Name of Registrant as Specified in its Charter)


          Delaware              0-17540                      36-3571585
(State or Other Jurisdiction  (Commission                  (IRS Employer
of Incorporation)              File Number)                Identification No.)


Montgomery Ward Plaza, Chicago, Illinois                           60671
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code    (312) 467-2000

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Item 5.   Other Events

          On December 31, 1995, Montgomery Ward & Co., Incorporated ("MW"), an Illinois corporation and a wholly-owned subsidiary of Montgomery Ward Holding Corp. (the "Company"), acquired all of the outstanding stock of Amoco Enterprises, Inc., a Delaware corporation ("Enterprises") from Amoco Oil Holding Company to complete the previously announced acquisition of Enterprises. Enterprises is engaged in the business of marketing and operating motor club programs, under the name "Amoco Motor Club". Signature Financial / Marketing, Inc. ("Signature"), a wholly-owned subsidiary of MW, and its subsidiaries offer life and health insurance, revolving credit insurance, club products (including motor clubs) and other consumer services.

          On January 2, 1996, the Company issued a press release with respect to the transaction as described above. The press release is attached as Exhibit 1 hereto, and is incorporated herein by reference.


Item 7.   Exhibits

          Exhibit 1 -    Press release issued by the Company on
                         January 2, 1996.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              MONTGOMERY WARD HOLDING CORP.



Dated:    January 16, 1996    By:/s/John L. Workman
                                 John L. Workman, Executive Vice
                                   President and Chief Financial
                                   Officer

                               EXHIBIT INDEX




    Exhibit No.                     Description                     Page No.

     1.                   Press release issued by the Company
                          on January 2, 1996.                          5